SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                       March 24, 2003 and March 27, 2003


                        THE SINGING MACHINE COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-24968                                    95-3795478
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    (Commission File Number)                   (IRS Employer Identification No.)


                           6601 Lyons Road, Bldg. A-7
                             Coconut Creek, FL 33073
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               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 596-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Change Since Last Report)



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On March 24, 2003, The Singing Machine Company, Inc. (the "Company") dismissed Salberg & Company, P.A. (the "Former Accountant"), as its independent certified public accountant. On March 27, 2003, the Company engaged Grant Thornton LLP (the "New Accountant"), as its independent certified public accountant. The Company's decision to change accountants was approved by its Audit Committee on March 24, 2003.

         The report of the Former Accountant on the financial statements of the Company for the two most recent fiscal years and all subsequent interim periods, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles for the two most recent fiscal years and all subsequent interim periods. Furthermore, the Former Accountant has not advised the Company that:

         1) internal controls necessary to develop reliable financial statements do not exist, or
         2) information has come to the attention of the Former Accountant which made it unwilling to rely upon management's representations or made it unwilling to be associated with the financial statement prepared by management, or
         3) the scope of the audit should be expanded significantly, or information has come to the attention of the Former Accountant that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to March 31, 2002 (including information that may prevent it from rendering an unqualified audit report on those financial statements) or made in unwilling to rely on management's representations or to be associated with the financial statements prepared by management or,
         4) information has come to the attention of the Former Accountant that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or the financial statements issued or to be issued covering the fiscal periods subsequent to March 31, 2002 through the date of this Form 8-K that has not been resolved to the Former Accountant's satisfaction or which would have prevented the Former Accountant from rendering an unqualified audit report on such financial statements.

         During the Company's two most recent fiscal years and all subsequent interim periods, there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

         The Company did not consult with the New Accountant regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit


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opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         16.1 Letter dated March 27, 2003 from Salberg & Company, P.A. regarding the disclosures in this Current Report on Form 8-K.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           THE SINGING MACHINE COMPANY, INC.

Date:March 27, 2003                        By:  /s/ April Green
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                                                    April Green
                                                    Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.       Description
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16.1              Letter from Salberg & Company, P.A. dated March 27, 2003


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